Exhibit 10.1

SUBSCRIPTION AGREEMENT

February 15, 2024

NexGel, Inc.

2150 Cabot Blvd West, Suite B

Langhorne, Pennsylvania 19047

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.	This Subscription Agreement, including the Investor Questionnaire attached hereto as Annex A (collectively, this “Agreement”), is made as of the date set forth below between NexGel, Inc., a Delaware corporation (the “Company”), and the Investor.

2.	The Company has authorized the sale and issuance to the Investor and certain other investors of up to an aggregate of 231,040 units (each, a “Unit” and collectively, the “Units”) for a purchase price of $4.22 per Unit (the “Purchase Price”), which will be paid via wire transfer pursuant to the instructions attached hereto on Annex B. Each Unit consists of two shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and a warrant to purchase one share of Common Stock in the form of Common Stock Purchase Warrant attached hereto as Annex C (the “Warrant”).

3.	The offering and sale of the Units (the “Offering”) are being made pursuant to (A) an effective Registration Statement on Form S-3 (File No. 333-264282) (the “Registration Statement”), including the prospectus contained therein (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 26, 2023, and (B) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Investor and will be filed with the Commission. The Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

4.	The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Units set forth on the signature page below for the aggregate purchase price set forth below on the signature page below.

5.	The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Disclosure Package, which includes pricing and other information regarding the Offering (the “Offering Information”), prior to or in connection with the receipt of this Agreement and is relying only on such information and documents in making its decision to purchase the Units.

6.	This Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company.

7.	This Agreement, including Annex A, B, C and the exhibit hereto, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.

Number of Units Being Purchased: [●]

Purchase Price Per Unit: $4.22

Aggregate Purchase Price: $[●]

Number of Shares of Common Stock Being Purchased: [●]

Number of Shares of Common Underlying the Warrant: [●]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February [●], 2024

INVESTOR

By:
Name:
Title:

Address:

Agreed and Accepted
this [●] day of February, 2024:

NEXGEL, INC.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

ANNEX A

NEXGEL, INC.

INVESTOR QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that your shares of Common Stock are to be registered in (name must match the originating bank account information):

2.	Investor mailing address:

3.	Investor Social Security Number or Tax Identification Number:

4.	Provide a completed, executed Form W-9. A blank copy of a Form W-9 has been provided.

ANNEX B

NEXGEL, INC.

WIRE TRANSFER INSTRUCTIONS

[insert]

ANNEX C

NEXGEL, INC.

FORM OF COMMON STOCK PURCHASE WARRANT

[insert]